Exhibit 10.6

                               ROGERS CORPORATION
                          2005 EQUITY COMPENSATION PLAN

                       STOCK APPRECIATION RIGHT AGREEMENT


         Pursuant to the Rogers Corporation 2005 Equity Compensation Plan (the "Plan"), Rogers Corporation (the "Company") hereby grants to _____________________________ (the "Grantee"), a stock appreciation right (the "SAR") with respect to a maximum of __________ shares of capital stock of the Company (the "Capital Stock") at the price of $_____ per share, subject to the terms of this Agreement. The SAR is granted as of _____________________ (the "Grant Date").

     1. Timing of Exercise. Subject to Section 2 below, this SAR shall become exercisable as follows:
__________________________________________________________; except that upon the occurrence of a Sale Event (as defined in the Plan) or for the reasons stated in Sections 2(a) or 2(b) below, this SAR shall become fully exercisable. This SAR shall remain exercisable until it expires on the tenth anniversary of the Grant Date, unless the SAR is sooner terminated as provided herein.

     2. Termination of SAR. If the Grantee's employment by the Company and its Subsidiaries terminates for any reason, other than death, Disability, or Retirement (as defined in the Plan and described below), the SAR may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for a period of three months from the date of termination of employment or the tenth anniversary of the Grant Date, if earlier.

          (a) Termination by Reason of Death. If the Grantee's employment by the Company and its Subsidiaries terminates by reason of death, the SAR shall become immediately vested and exercisable in full and may thereafter be exercised by the Grantee's beneficiary for a period of five years from the date of death or until the tenth anniversary of the Grant Date, if earlier.

          (b) Termination by Reason of Disability or Retirement. If the Grantee's employment by the Company and its Subsidiaries terminates by reason of Disability (as defined in the Plan), the SAR shall become immediately vested and exercisable in full and may thereafter be exercised for a period of five years from the date of such termination of employment or until the tenth anniversary of the Grant Date, if earlier. If the Grantee's employment by the Company and its Subsidiaries terminates by reason of Retirement (as defined in the Plan), the SAR shall become immediately vested and exercisable in full and may thereafter be exercised for a period of five years from the date of such termination of employment or until the tenth anniversary of the Grant Date, if earlier.

     3. Manner of Exercise. This SAR may be exercised in whole or in part by giving written or electronic notice of exercise to the Company or the Company's designee designated to accept such notices specifying the number of shares with respect to which the SAR is being exercised.


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         Ownership of shares of Capital Stock to be acquired pursuant to the exercise of the SAR will be contingent upon the fulfillment of any requirements contained in the Plan, this Agreement and applicable provisions of law.

     4. SAR Transferable in Limited Circumstances. This SAR may be transferred to a family member, trust or charitable organization to the extent permitted by applicable law; provided that the transferee agrees in writing with the Company to be bound by the terms of this Agreement and the Plan. Except as permitted in the preceding sentence, the SAR is not transferable otherwise than by will or by the laws of descent and distribution, and this SAR shall be exercisable during the Grantee's lifetime only by the Grantee.

     5. SAR Shares. The shares to be issued under the Plan are shares of the Capital Stock of the Company as constituted as of the date of this Agreement, subject to adjustment as provided in Section 3(b) of the Plan.

     6. Sale Event. The occurrence of a Sale Event (as defined in the Plan) shall cause this SAR to terminate, to the extent not then exercised, unless any surviving entity agrees to assume this SAR.

     7. Rights as a Shareholder. The Grantee shall have the rights of a shareholder only as to shares of Capital Stock acquired upon exercise of the SAR and not as to any shares of Capital Stock covered by unexercised SARs. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such shares are acquired.

     8. Tax Withholding. The Grantee hereby agrees that the exercise of this SAR or any installment thereof will not be effective, and no shares will become transferable to the Grantee, until the Grantee makes appropriate arrangements with the Company for such income and employment tax withholding as may be required of the Company under applicable United States federal, state or local law on account of such exercise. The Grantee may satisfy the obligation(s), in whole or in part, by electing (i) to make a payment to the Company in cash, by check or by other instrument acceptable to the Company, (ii) subject to the general or specific approval of the Compensation and Organization Committee of the Board of Directors of the Company (the "Committee"), to deliver to the Company a number of already-owned shares of Capital Stock having a value not greater than the amount required to be withheld (such number may be rounded up to the next whole share), or (iii) by any combination of (i) and (ii) and/or the procedures described in the following sentence. The Committee may also permit, in its sole discretion and in accordance with such procedures as it deems appropriate, the Grantee to have the Company withhold a number of shares which would otherwise be issued pursuant to this SAR having a value not greater than the amount required to be withheld (such number may be rounded up to the next whole share). The value of shares to be withheld or delivered (if permitted by the Committee) shall be based on the Fair Market Value of a share of Capital Stock as of the date the amount of tax to be withheld is to be determined.

     9. The Plan. The SAR is subject in all respects to the terms, conditions, limitations and definitions contained in the Plan. In the event of any discrepancy or inconsistency between this Agreement and the Plan, the terms and conditions of the Plan shall control. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.


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     10. No Obligation to Exercise SAR. The grant and acceptance of the SAR imposes no obligation on the Grantee to exercise it.

     11. No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment.

     12. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

     13. Purchase Only for Investment. To insure the Company's compliance with the Securities Act of 1933, as amended, the Grantee agrees for himself or herself, the Grantee's legal representatives and estate, or other persons who acquire the right to exercise the SAR upon his or her death, that shares will be purchased in the exercise of the SAR for investment purposes only and not with a view to their distribution, as that term is used in the Securities Act of 1933, as amended, unless in the opinion of counsel to the Company such distribution is in compliance with or exempt from the registration and prospectus requirements of that Act.

     14. Governing Law. This Agreement and the SAR shall be governed by the laws of the Commonwealth of Massachusetts, United States of America.

     15. Beneficiary Designation. The Grantee hereby designates the following person(s) as the Grantee's beneficiary(ies) to whom shall be transferred any rights under the SAR which survive the Grantee's death. If the Grantee names more than one primary beneficiary and one or more of such primary beneficiaries die, the deceased primary beneficiary's interest will be apportioned among any surviving primary beneficiaries before any contingent beneficiary receives any amount, unless the Grantee indicates otherwise in a signed and dated additional page. The same rule shall apply within the category of contingent beneficiaries. Unless the Grantee has specified otherwise herein, any rights which survive the Grantee's death will be divided equally among the Grantee's primary beneficiaries or contingent beneficiaries, as the case may be.


                            PRIMARY BENEFICIARY(IES)

              Name                           %        Address

(a)      _____________________________      ____      _________________________

(b)      _____________________________      ____      _________________________

(c)      _____________________________      ____      _________________________


                           CONTINGENT BENEFICIARY(IES)

              Name                           %        Address

(a)      _____________________________      ____      _________________________

(b)      _____________________________      ____      _________________________

(c)      _____________________________      ____      _________________________


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         In the absence of an effective beneficiary designation, the Grantee acknowledges that any rights under the SAR which survive the Grantee's death shall be rights of his or her estate.

                                      ROGERS CORPORATION



                                      By:  ___________________________________
                                           Name:
                                           Title:


         The undersigned hereby acknowledges receipt of the foregoing SAR and agrees to its terms and conditions:



                                             -----------------------------------
                                                          Grantee


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